UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

February 27, 2015

ENSERVCO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-9494	84-0811316
State of	Commission File	IRS Employer
Incorporation	Number	Identification No.

501 South Cherry St., Ste. 320

Denver, CO 80246

Address of principal executive offices

303-333-3678

Telephone number, including

Area code

_____________________________

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement

On February 27, 2015, Enservco Corporation (the “Company”) entered into a Consent and First Amendment (the “Consent and Amendment”) with respect to the Company’s existing Amended and Restated Revolving Credit and Security Agreement (the “2014 Credit Agreement”), dated as of September 12, 2014, by and among the Company and PNC Bank, National Association (“PNC”).

The Consent and Amendment, among other things, (i) modified certain financial covenants; and (ii) consented to a $100,000 principal prepayment by the Company to a third party bank that eliminates a monthly fee of $12,500 paid to the guarantor of that indebtedness.

In connection with the Consent and Amendment, the Company paid PNC an amendment fee in the amount of $10,000.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

10.1	Consent and First Amendment to the Amended and Restated Revolving Credit and Security Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 3rd day of March 2015.

Enservco Corporation

By: /s/ Rick D. Kasch
Rick D. Kasch, President